                         SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                          GHS, INC.
-------------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------
          (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     --------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
     --------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------
     5) Total fee paid:

     --------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     -------------------------------

     2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------

     3) Filing Party:

     ------------------------------

     4) Date Filed:

     -------------------------------

                            GHS, INC.
                       1350 Piccard Drive
                    Rockville, Maryland 20850

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 to be held on October 23, 1997

          The Board of Directors of GHS, Inc., a Delaware corporation (the "Company"), hereby gives notice that the 1997 Annual Meeting of Stockholders of the Company will be held on Thursday, October 23, 1997, at 9:00 a.m., Eastern Standard Time, at The Woodfin Suites, Virginia Room, 1380 Piccard Drive, Rockville, Maryland 20850, for the following purposes:

     1. To elect three persons to serve on the Company's Board of Directors until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified as provided in the Company's By-laws.

     2. To consider and vote upon a proposal to approve the Company's 1997 Stock Option Plan.

     3. To ratify the selection by the Board of Directors of Richard A. Eisner, LLP, as the Company's independent public accountants for the fiscal year ending December 31, 1997.

     4. To transact such other and further business as may properly come before the meeting or any adjournment(s) thereof.

          Stockholders of record at the close of business on September 8, 1997 are entitled to notice of and to vote at the meeting. If you attend the meeting you may vote in person if you wish, even though you have previously returned your proxy. A copy of the Company's Proxy Statement and its Annual Report on Form 10-K for its year ended December 31, 1996 are enclosed herewith.

                         By Order of The Board of Directors


                         Alan Gold, Chairman and President


September 19, 1997

                            GHS, INC.
                       1350 Piccard Drive
                    Rockville, Maryland 20850

                         PROXY STATEMENT

            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                       on October 23, 1997

          This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and Annual Report to Stockholders for the year ended December 31, 1996 are being furnished in connection with the solicitation by the Board of Directors of GHS, Inc., a Delaware corporation (the "Company"), of proxies for use at the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on Thursday, October 23, 1997, at 9:00 a.m., Eastern Standard Time, at The Woodfin Suites, Virginia Room, 1380 Piccard Drive, Rockville, Maryland 20850, and at any adjournments thereof. This Proxy Statement and the enclosed proxy are first being sent to stockholders on or about September 22, 1997.

          The close of business on September 8, 1997 has been selected as the record date (the "Record Date") for determining the holders of outstanding shares of the Company's common stock, par value $.01 per share (the "Common Stock"), entitled to receive notice of and vote at the Annual Meeting. On the Record Date, there were 6,979,160 shares of Common Stock outstanding and approximately 114 holders of record. Holders of Common Stock are entitled to one vote per share.

          The presence in person or by properly executed proxy of the record holders of a majority of the outstanding shares of Common Stock will constitute a quorum at the Annual Meeting. Elections of directors will be determined by a plurality of vote of all shares present in person or by properly executed proxy and voting at the Annual Meeting. The affirmative vote of the record holders of a majority of the Common Stock present in person or by proxy at the Annual Meeting and voting is required to approve the Company's 1997 Stock Option Plan and to ratify the selection of the independent public accountants.

          Unless proxies have been previously revoked, all shares represented by properly executed proxies will be voted at the Annual Meeting in accordance with the directions given on such proxies. Any person giving a proxy has the power to revoke it, in writing delivered to the Secretary of the Company at the address given above, at any time prior to its exercise. If no direction is given, a properly executed proxy will be voted FOR the election of the persons named under "Election of Directors," FOR the approval of the 1997 Stock Option Plan and FOR the ratification of the selection of Richard A. Eisner, LLP, as the Company's independent public accountants. The Board of Directors does not anticipate that any other matters will be brought before the Annual Meeting.
If, however, other matters are properly presented, the persons named in the proxy will have discretion, to the extent allowed by Delaware law, to vote in accordance with their own judgment on such matters.

                      ELECTION OF DIRECTORS

ITEM 1 -- ELECTION OF DIRECTORS

          Pursuant to the Company's Bylaws, the Company's Board of Directors consists of three members and the Board members are elected by stockholders at each annual meeting to serve until the next annual meeting or until their successors are elected and qualified. At the Annual Meeting, stockholders will elect three to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

Nominees for Director

          Alan Gold and William F. Leimkuhler, both incumbent Directors, and Charles H. Merriman, III, a new nominee for Director, have been nominated by management for reelection to the Board of Directors as Directors at the Annual Meeting and have consented to serve as such, if elected. Set forth below is information concerning such nominees for Director:

          ALAN GOLD. Alan Gold, 52, has served as President and a director since the Company's formation. He was one of the founders of Global Health Systems, the predecessor of the Company, serving as its President since its formation in July 1983. From 1981 to 1983, he served as Executive Vice-President of Libra Group, a company located in Rockville, Maryland, engaged in health care automation, where he was President of Global Health Foundation and Libra Research and Executive Vice President of Libra Technology.

          WILLIAM F. LEIMKUHLER. William F. Leimkuhler, 45, has served as director of the Company since its incorporation in 1984. Since January 1994, Mr. Leimkuhler has been the Vice President of Allen & Company Incorporated, an investment banking firm. From 1984 to December, 1993, Mr. Leimkuhler was a partner with the law firm of Werbel McMillin & Carnelutti, which has served as counsel to the Company on various matters since the Company's formation.

          CHARLES H. MERRIMAN, III. Charles H. Merriman, III, 63, is Managing Director of the Investment Banking and Corporate Finance Department of Scott & Stringfellow, Inc., an investment banking firm, and he has been employed at such firm since 1972.

Vote Required

          The affirmative vote of the record holders of a plurality of the Common Stock present in person or by proxy at the Annual Meeting and voting is required to elect Directors. The enclosed proxy provides a means for stockholders to vote for the election of the nominees or to withhold authority to vote for such nominees. Abstentions with respect to the election of the nominees for Directors will have the same effect as a withheld vote and broker non-votes will have no effect on the election of Directors.

          It is the intention of the persons in the enclosed proxy to vote FOR the election of Alan Gold, William F. Leimkuhler and Charles H. Merriman, III to serve as Directors of the Company. Messrs. Gold and Leimkuhler, who currently serve as Directors, and Mr. Merriman, a new nominee for Director, have consented to be named in this Proxy Statement and to continue to serve if elected. Management does not contemplate or foresee that the nominees will be unable or unwilling to serve or be otherwise unavailable for election.

Board Recommendation

          The Board of Directors recommends that stockholders vote FOR the election of the nominees for Director set forth above.

        APPROVAL OF THE COMPANY'S 1997 STOCK OPTION PLAN

ITEM 2 -- PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 1997
                         STOCK OPTION PLAN

General

     On August 20, 1997, the Company's Board of Directors adopted the Company's 1997 Stock Option Plan (the "1997 Option Plan"). The following summary of the provisions of the 1997 Option Plan is qualified in its entirety by express reference to the text of the 1997 Option Plan attached as Exhibit I hereto. Terms not otherwise defined in this summary shall have the meaning given to them in the text of the 1997 Option Plan.

Shares Granted and Reserved

     Under the 1997 Option Plan, a total of 1,500,000 shares of Common Stock are reserved to be issued upon exercise of options granted under the plan, subject to adjustment in the event of, among other things, an increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, combination or reclassification of the Common Stock of the Company or the payment of a stock dividend with respect to the Common Stock. As of September 19, 1997, no options had been granted under the 1997 Option Plan. On September 16, 1997 the closing bid price of one share of Common Stock on the OTC Bulletin Board (the "Bulletin Board") was $0.44.

Plan Description

     Purpose. The purpose of the 1997 Option Plan is to strengthen the Company by providing an incentive to its employees, consultants and directors and encouraging them to devote their abilities to the success of the Company. It is intended that this purpose be achieved by extending to employees, consultants and directors of the Company or any subsidiary an added long-term incentive for high levels of performance and exceptional efforts through the grant of options to purchase shares of the Common Stock of the Company.

     Administration. The 1997 Option Plan provides that it shall be administered by the Board of Directors or, at the option of the Board, a duly authorized committee of the Board. Subject to the terms of the 1997 Option Plan, the Board has full power to select, from among the employees and directors eligible for option grants, the individual to whom options will be granted, and to determine the specific terms and conditions of each option grant in a manner consistent with the 1997 Option Plan; to waive compliance by participants with terms and conditions of option grants; to modify or amend option grants in a manner consistent with the 1997 Option Plan; to interpret the 1997 Option Plan and decide any questions and settle all controversies and disputes that may arise in connection therewith; and to adopt, amend, and rescind rules and regulations for the administration of the 1997 Option Plan. Determinations of the Board on all matters relating to the 1997
Option Plan are conclusive.

     Eligibility. Options may be granted to any employee, consultant or director of the Company, provided that incentive stock options (as defined below) may only be granted to employees and to directors who are also employees.

     Options: Grants and Exercise. The 1997 Option Plan permits the granting of non-transferable stock options that qualify as incentive stock options ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and non-transferable stock options that do not so qualify ("non-statutory options"). The option exercise price of each option is to be determined by the Committee, but it may not be less than 100% of the fair market value of the shares on the date of grant (110% in the case of a person who owns stock possessing more than 10% of the voting power of the Company (a "10% stockholder")). For purposes of the 1997 Option Plan, "fair market value" on any given date means the closing bid price of the Common Stock on such date as reflected on the OTC Bulletin Board.

     The term of each option shall be determined by the Board; provided, however, in the case of an ISO, the term may not exceed ten years from the date of grant (five years, in the case of a 10% stockholder); non-statutory options have a term limited to ten years (five years, in the case of a 10% stockholder) from the date of grant.

     The Board determines at what time or times and under what conditions (including performance criteria) each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Board. The Board also determines, at the time of grant of each option, the terms and conditions under which the options granted to a participant may be exercised in the event of such participant's termination of service as an employee or director as a result of death, disability or termination of employment.

     To the extent not otherwise provided by the Board, options granted to employees become exercisable in three installments, each equal to one-third of the entire option granted and exercisable on the first, second and third anniversaries of the grant date, respectively. In the event of termination of a participant's service to the Company, vested options may be exercised within one year following the date of death or following a determination of disability and within three months following termination for any other reason; except that, if such termination is for cause, the options will not be exercisable following such termination. In no event may an option be exercised later than the date of expiration of the term of the option as set forth in the agreement evidencing such option.

     In order to exercise an option, the participant must provide written notice and full payment to the Secretary of the Company. The option exercise price of options granted under the 1997 Option Plan must be paid for in cash or other shares of Common Stock upon such terms and conditions as determined by the Board. The Board may require that upon exercise of an option, certificates representing shares thereby acquired bear an appropriate restrictive legend if the sale of the shares has not been registered under the Securities Act of 1933, as amended.

     No option may be transferred other than by will or by the laws of descent and distribution, and during a participant's lifetime an option may only be exercised by him or her.

     Mergers and Consolidations. In the event of a dissolution or liquidation or merger or consolidation of the Company, the options shall continue in effect in accordance with their respective terms, and each participant shall be entitled to receive the same number and kind of stock, securities, cash, property or other consideration that each holder of Common Stock was entitled to receive in the transaction in respect of the Common Stock.

     Amendment. The Board may amend the 1997 Option Plan or any outstanding option for any purpose which may at the time be permitted by law, except that no amendment or termination of the 1997 Option Plan may adversely affect the rights of any participant (without his or her consent) under an option previously granted. Insofar as Rule 16b-3 has been amended, in order to streamline administration of the Plan, the Board may amend the 1997 Option Plan to eliminate provisions of the Option Plan no longer mandated by Rule 16b-3.

     Term of Plan. Unless sooner terminated by the Board, the 1997 Option Plan will terminate at the tenth anniversary of the date of adoption by the Board.

Certain Federal Income Tax Consequences

     The following summary generally describes the principal federal (and not state and local) income tax consequences of options granted under the 1997 Option Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a 1997 Option Plan participant or to the Company. The provisions of the Code and the regulations thereunder relating to these matters ("Treasury Regulations") are complex, and their impact in any one case may depend upon the particular circumstances. Each holder of an option under the 1997 Option Plan should consult the holder's own accountant, legal counsel or other financial advisor regarding the tax consequences of participation in the 1997 Option Plan. This discussion is based on the Code as currently in effect.

     If an option (whether an ISO or non-statutory) is granted to a participant in accordance with the terms of the 1997 Option Plan, no income will be recognized by such participant at the time the option is granted.

     Generally, on exercise of a non-statutory option, the amount by which the fair market value of the shares of the Common Stock on the date of exercise exceeds the purchase price of such shares will be taxable to the participant as ordinary income, and, in the case of any employee, the Company will be required to withhold tax on the amount of income recognized by the employee upon exercise of a non-statutory option. Such amount of employee compensation will be deductible for tax purposes by the Company in the year in which the participant recognizes the ordinary income. The disposition of shares acquired upon exercise of a non-statutory option will result in capital gain or loss (long-term or short-term depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the non-statutory option.

     Generally, on exercise of an ISO, an employee will not recognize any income and the Company will not be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares of Common Stock received ("ISO shares") on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the employee to the alternative minimum tax ("AMT"). Upon the disposition of the ISO shares, the employee will recognize long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the purchase price of such shares. Generally, however, if the employee disposes the ISO shares within two years after the date of option grant or within one year after the date of option exercise (a "disqualifying disposition"), the employee will recognize ordinary income, and the Company will be entitled to a deduction for tax purposes for the taxable year in which the disqualifying disposition occurs, in the amount of the excess of the fair market value of the shares on the date of exercise over the purchase price (or, if less, the amount of the gain on sale). Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the ISO will ordinarily constitute capital gain.

     If an option is exercised through the use of Common Stock previously owned by the employee, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such shares upon such exercise. However, proposed Treasury Regulations would provide that, if the previously owned shares are ISO shares and the holding period requirement for those shares was not satisfied at the time they were used to exercise an option, such use would constitute a disqualifying disposition of such previously owned ISO shares, resulting in the recognition of ordinary income (but not any additional capital gain) in the amount described above. If an otherwise qualifying ISO first becomes exercisable in any one year for shares having a fair market value, determined as of the date of the grant, in excess of $100,000, the portion of the option in respect of such excess shares will be treated as a non-statutory option.

     Section 16(b) of the Exchange Act generally requires officers, directors and 10% stockholders of the Company to disgorge profits realized by buying and selling the Company's Common Stock within a six month period. Consequently, by application of Code Section 83 to those participants who are subject to Section 16, generally the relevant date for recognizing and measuring the amount of ordinary income in connection with an exercise of a non-statutory option (or AMT in the case of an ISO), as well as the relevant date for recognizing and measuring the amount of an employee's ordinary income and the Company's tax deduction in connection with a disqualifying disposition of ISO shares as discussed above, will be the later of: (i) six months following the date of grant, and (ii) the date of exercise of the option.

Vote Required

          The affirmative vote of the record holders of a majority of the Common Stock present in person or by proxy at the Annual Meeting is required to approve the 1997 Option Plan. Approval of the 1997 Option Plan by stockholders is required for ISO options granted under the 1997 Option Plan to meet the requirements of Code
Section 422. Abstentions will have the same effect as a vote against the approval of the 1997 Option Plan and broker non-votes will have no effect on such vote.

Board Recommendation

          The Board of Directors recommends that stockholders vote FOR the approval of the 1997 Option Plan.

         RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

ITEM 3 -- RATIFICATION OF APPOINTMENT OF
          INDEPENDENT PUBLIC ACCOUNTANTS

          The Board of Directors has selected the firm of Richard
A. Eisner, LLP, as the Company's independent public accountants for the fiscal year ending December 31, 1997. Although the selection of auditors does not require ratification, the Board has directed that the appointment of Richard A. Eisner, LLP be submitted to stockholders for ratification because management believes this matter is of such significance as to warrant stockholder participation. The Company expects representatives of Richard A. Eisner, LLP to be present at the Annual Meeting in person or by telephone conference to respond to appropriate stockholder questions, and they will be given the opportunity to address the stockholders, if they so desire.

Vote Required

          The affirmative vote of the record holders of a majority of the Common Stock present in person or by proxy at the Annual Meeting and voting is required to ratify the selection of the independent public accountants. Abstentions and broker non-votes will have no effect on the vote for the ratification of the selection of the independent public accountants.

Board Recommendation

          The Board of Directors recommends that stockholders vote FOR ratification of the selection of Richard A. Eisner, LLP, as the Company's independent public accountants for the fiscal year ending December 31, 1997.

                    MANAGEMENT OF THE COMPANY

          The executive officers and directors of the Company are as follows:

Name                     Age       Position
------------------------------------------------------------------

Alan Gold                52        Chairman of the Board and
                                   President
William F. Leimkuhler    45        Director


Executive Officers and Directors

          ALAN GOLD. Alan Gold has served as President and a director since the Company's formation. He was one of the founders of Global Health Systems, the predecessor of the Company, serving as its President since its formation in July 1983. From 1981 to 1983, he served as Executive Vice-President of Libra Group, a company located in Rockville, Maryland, engaged in health care automation, where he was President of Global Health Foundation and Libra Research and Executive Vice President of Libra Technology.

          WILLIAM F. LEIMKUHLER. William F. Leimkuhler has served as director of the Company since its incorporation in 1984. Since January 1994, Mr. Leimkuhler has been the Vice President of Allen & Company Incorporated, an investment banking firm. From 1984 to December, 1993, Mr. Leimkuhler was a partner with the law firm of Werbel McMillin & Carnelutti, which has served as counsel to the Company on various matters since the Company's formation.

Board of Directors and Committees

          Pursuant to the Company's Bylaws, the Company's Board of Directors is elected by stockholders at each annual meeting to serve until the next annual meeting or until their successors are elected and qualified. In the case of a vacancy, a director will be appointed by a majority of the remaining directors then in office to serve the remainder of the term left vacant. Directors do not receive any fees for attending Board meetings. Directors are entitled to receive reimbursement for travelling costs and other out-of-pocket expenses incurred in attending Board meetings.
During the year ended December 31, 1996, the Board of Directors held one meeting, which was attended by all incumbent directors.
The Company does not have a standing audit, nominating or compensation committee.

          Pursuant to the Company's Bylaws, officers of the Company hold office until the first meeting of directors following the next annual meeting of stockholders and until their successors are chosen and qualified. It is anticipated that immediately following the Annual Meeting, the Board of Directors elected at the Annual Meeting will hold the 1997 Annual Meeting of the Board of Directors. At such meeting, it is anticipated that the current officers of the Company will be re-elected to serve in the capacities set forth above until the next Annual Meeting of the Board of Directors or until their respective successors are duly elected and qualified.

Section 16(a) Beneficial Ownership Reporting Compliance

          Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons, the Company believes that during the year ended December 31, 1996, all filing requirements applicable to its officers and directors were complied with by such individuals.

Compensation of Executive Officers

          The following table sets forth all compensation awarded to, earned by or paid to each of the Company's executive officers for the Company's fiscal periods as specified below:


                              Annual Compensation

Name and
Principal Position       Year (1)       Salary
---------------------------------------------------------------
Alan Gold,
 President & Director    1996           $150,000
                         1995           $150,000
                         1994           $150,000



Employment Agreement

          The Company is a party to an employment agreement with Mr. Gold which may be terminated by either party upon six months prior notice.

Certain Relationships and Related Party Transactions

          In 1993, the Company granted a 20% interest in the Company's subsidiary which operates Gamma Knife centers, US NeuroSurgical, Inc. ("USN"), to A. Hyman Kirshenbaum, M.D., an officer of USN ("Kirshenbaum"), and Jerry Brown, Ph.D., a director of the Company since July 1993 not being nominated for re-election at the Annual Meeting ("Brown", and together with Kirshenbaum, the "Defendants"). Under the terms of the purchase/option agreement between the Company and the Defendants executed in 1993, the Company possessed the right to buy for cash or Common Stock the 20% interest owned by the Defendants at any time during each of the third through sixth full fiscal years of the agreement. The Company exercised its right in September 1996. The number of shares for the purchase has been calculated by the Company to be 33,200, which valuation has been disputed by the Defendants.

          On or about June 4, 1997, the Company commenced an action for declaratory relief (the "Complaint") against Kirshenbaum and Brown in the United States District Court for the District of Maryland, Southern Division. The Complaint seeks a declaration that the Company is entitled to purchase the Defendant's 20% interest in USN for $33,181.41, or 33,200 shares of Common Stock. These numbers were derived by the Company pursuant to the equation set forth in the purchase/option agreement between the Company and the Defendants. The Defendants have rejected these numbers and allege that, based on their own calculation, their 20% interest in USN is worth at least $584,497.00. Accordingly, the Company brought suit for a declaration that its offer to the Defendants is consistent with the purchase/option agreement and is fair and equitable. The Company believes that the Defendants' claim lacks merit and believes that it is working diligently to resolve this dispute as expeditiously and cost-effectively as possible.

          In connection with the grant of the 20% interest, the Company entered into an agreement with the Defendants which provided for reimbursement to such parties of their reasonable expenditures towards establishing USN. The Company agreed to repay up to $250,000 of such valid documented expenses by issuing up to 125,000 shares of Common Stock and up to $125,00 in USN notes payable from pre-tax earnings of USN. One of the parties (Dr. Brown) claims that the Company will owe 62,500 shares of Common Stock and interest-bearing notes totaling $62,500, when he provides documentation to the Company. The Company has requested documentation of the claimed expenses since August 1993. No documentation has been produced. However, the Company acting in good faith issued 62,500 shares of Common Stock during 1993 and 1994. Dr. Brown has not documented any valid expenses. The Company paid $30,000 for legal fees incurred prior to September 1, 1993 by Dr. Brown. The Company may take action to recover the 62,500 shares of Common Stock issued to Dr. Brown.

          Dr. Brown entered into a three-year employment contract with the Company in September 1993. Dr. Brown claims that his contract was unilaterally modified by the Company in November 1994 and he was terminated without proper authority in August 1995. Dr. Brown also claims that he has been denied reimbursement of legitimate expenses of more than $20,000. The Company believes that Dr. Brown's claims are without merit. Upon signing his employment agreement, Dr. Brown requested a $60,000 pay advance. The advance was granted as a loan with monthly repayments ending in December 1995. Dr. Brown still owes the Company $6,900 on this loan. In November 1994, the Company negotiated an incentive compensation plan with Dr. Brown whereby he was paid a salary of $150,000 per annum with quarterly adjustments against his salary if the Gamma Knife operation did not meet minimum performance standards. The agreement guaranteed Dr. Brown a minimum salary of $100,000. Dr. Brown was paid salary through August 1995 at which time he was terminated as an employee and removed from the USN Board of Directors. During the term of his employment with USN, Dr. Brown was fully reimbursed for expenses which he submitted as incurred in connection with his responsibilities at USN; however, the Company did not reimburse him for travel expenses that he incurred which were for personal business or not pre-authorized by the Company.

                      VOTING SECURITIES AND
                    PRINCIPAL HOLDERS THEREOF

     The following table sets forth, as of September 8, 1997, certain information concerning beneficial ownership of the Company's Common Stock by (i) each person known to the Company to beneficially own 5% or more of the Company's outstanding Common Stock, (ii) all executive officers and directors of the Company naming them, and (iii) all executive officers and directors of the Company as a group, without naming them.


Name and Address of      Number of Shares
Beneficial Owner         Beneficially Owned (1)   Percent of Class
-------------------      ----------------------   ----------------
Alan Gold (2)                        435,420           6.2%
President, Chief Executive
 Officer and Director
1350 Piccard Drive
Rockville, MD 20850

William F. Leimkuhler                     --           --
Director
711 Fifth Avenue
New York, NY 10022

Jerry M. Brown, Ph.D. (3)             40,441           0.6%
Director
1205 Stratford Drive
Anderson, SC 29621

Charles H. Merriman, III                  --           --
Nominee for Director
5507 Cary Street Road
Richmond, VA. 23226

Stanley S. Shuman (4)              1,071,250           15.3%
711 Fifth Avenue
New York, NY 10022

Allen & Company Incorporated (5)   2,022,000           28.5%
711 Fifth Avenue
New York, NY 10022

Research Medical Center              500,000           7.2%
2316 East Meyer Blvd.
Kansas City, MO 64132

Charles Elsner                       400,000           5.7%
c/o The Forschner Group Inc.
151 Long Hill Crossroads
Shelton, CT 86484

All Directors and Officers as a group
(three persons) (2)(3)               475,861           6.8%

--------------------------------
(1) Unless otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by the person named above.

(2) Includes 420,500 shares held jointly by Mr. Gold and his wife, Ms. Susan Greenwald, as joint tenants with right of survivorship.

(3) Includes 11,941 shares which, in the opinion of the Company, are owed to Dr. Brown in connection with the Company's purchase of Dr. Brown's interest in USN. Dr. Brown has disputed such valuation. See " Management of the Company - Certain Relationships and Related Party Transactions."

(4) Includes 210,250 shares held in certain trusts for the benefit of Mr. Shuman's children, of which shares Mr. Shuman disclaims beneficial interest. Also includes warrants to purchase 20,000 shares of Common Stock beneficially owned by Mr. Shuman.

(5)  In addition to those shares beneficially owned by Allen &
Company, certain officers of Allen & Company and their families, including Mr. Shuman, own 1,721,750 shares. Also includes warrants to purchase 120,000 shares of Common Stock.

                         OTHER MATTERS

          The Board of Directors is not currently aware of any other matters to be transacted at the Annual Meeting. However, if any other matter should properly come before the Annual Meeting or any adjournment thereof, the persons named in the accompanying proxy intend to vote on such matters as they, in their discretion, may determine, subject, in any event, to the requirements of Delaware Law.

          The Company will bear all costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers of the Company may also solicit proxies by telephone or personal interview. In addition, the Company expects to request persons who hold shares in their names for others to forward copies of this proxy soliciting material to them and to request authority to execute proxies in the accompanying form, and the Company will reimburse such persons for their out-of-pocket and reasonable clerical expenses in doing this.


                    FINANCIAL STATEMENTS

          The Company's audited financial statements for the year ended December 31, 1996 and certain other related financial and business information of the Company are contained in the Annual
Report to Stockholders mailed with this Proxy Statement.


                    STOCKHOLDERS' PROPOSALS

          Any proposal which an eligible stockholder wishes to include in the proxy or information statement for the 1998 Annual Meeting of Stockholders must be received by the Company at its principal executive offices at 1350 Piccard Drive, Rockville, Maryland 20850, not later than June 25 1998.


                              By Order of the Board of Directors


                              Alan Gold, Chairman and President

Dated: September 19, 1997

EXHIBIT I



















                              GHS, INC.

                         1997 STOCK OPTION PLAN

                            GHS, INC.

                     1997 STOCK OPTION PLAN

          1. Purpose. The purpose of this Plan is to strengthen GHS, Inc. by providing an incentive to its employees, consultants and directors, encouraging them to devote their abilities to the success of the Company. It is intended that this purpose be achieved by extending to employees, consultants and directors of the Company or any subsidiary an added long-term incentive for high levels of performance and exceptional efforts through the grant of options to purchase shares of the Company's common stock under this GHS, Inc. 1997 Stock Option Plan.

          2.   Definitions.  For purposes of the Plan:

               2.1.  "Agreement" means the written agreement
between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

               2.2. "Board" means the Board of Directors of the Company.

               2.3. "Cause" means with respect to an Eligible Employee, including an Eligible Employee who is a director of the Company, (i) the voluntary termination of employment by such Eligible Employee, (ii) intentional failure to perform, or habitual neglect of, reasonably assigned duties, (iii) dishonesty or willful misconduct in the performance of an Optionee's duties, (iv) an Optionee's engaging in a transaction in connection with the performance of such Optionee's duties to the Company or any of its Subsidiaries thereof which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit to the Optionee, (v) willful violation of any law, rule or regulation in connection with the performance of an Optionee's duties, (vi) willful violation of any policy adopted by the Company relating to the performance or behavior of employees or
(vii) acts of carelessness or misconduct which have in the reasonable judgment of the Company's Board of Directors, an adverse effect on the Company.

               2.4. "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, public offering, private placement, change in corporate structure or otherwise.

               2.5.  "Code" means the Internal Revenue Code of
1986, as amended.

               2.6.  "Company" means GHS, Inc.

               2.7. "Consultant Option" means an Option granted to a consultant pursuant to Section 7.

               2.8. "Director Option" means an Option granted to a Nonemployee Director pursuant to Section 5.

               2.9.  "Disability" means a physical or mental
infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of sixty (60) consecutive days.

               2.10. "Eligible Employee" means any officer or other employee of the Company or a Subsidiary who is designated by the Board as eligible to receive Options subject to the conditions set forth herein.

               2.11. "Employee Options" means an Option granted to an Eligible Employee pursuant to Section 6.

               2.12. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               2.13. "Fair Market Value" on any date means, as long as the Shares are quoted on the OTC Bulletin Board or similar over-the-counter means, the closing bid price on the OTC Bulletin Board, and if the Shares are not so quoted, the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and in accordance with Section 422 of the Code.

               2.14. "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Board as an Incentive Stock Option.

               2.15. "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

               2.16. "Nonemployee Director" means a director of the Company who is not a full-time employee of the Company or any Subsidiary.

               2.17. "Option" means an Employee Option, a Director Option, a Consultant Option or any or all of them.

               2.18. "Optionee" means a person to whom an Option has been granted under the Plan.

               2.19. "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

               2.20.  "Plan" means the GHS, Inc. 1997 Stock Option
Plan.

               2.21.  "Shares" means the common stock, par value
$.01 per share, of the Company.

               2.22. "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

               2.23. "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section
424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

               2.24. "Ten-Percent Stockholder" means an Eligible Employee or other eligible Plan participant, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

          3.   Administration.

               3.1. The Plan shall be administered by the Board which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Board shall keep minutes of its meetings. A quorum shall consist of not less than a majority of the Board and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Board shall be as fully effective as if made by a majority vote at a meeting duly called and held. No member of the Board shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, fraud or bad faith. The Company hereby agrees to indemnify each member of the Board for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any action or failure to act in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

               3.2. Subject to the express terms and conditions set forth herein, the Board shall have the power from time to time to determine those Optionees to whom Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Stock Options to be granted to such Optionee and to prescribe the terms and conditions (which need not be identical) of each Option, including the purchase price per Share subject to each Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan.

               3.3. Subject to the express terms and conditions set forth herein, the Board shall have the power from time to time:

                    (a) to construe and interpret the Plan and the Options granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Board in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and all other persons having any interest therein;

                    (b) to determine the duration and purposes for leaves of absence which may be granted to an Optionee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

                    (c) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan;

                    (d) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

               3.4 Notwithstanding anything to the contrary contained herein, the Board may designate a committee which shall have and may exercise all the powers and authority of the Board in administering this Plan. Any action specified herein to be taken by the Board, shall, if a committee is formed to administer the Plan, be satisfied by the action of the committee.

          4.   Stock Subject to Plan.

               4.1. The maximum number of Shares that may be made the subject of Options granted under the Plan is 1,500,000 Shares (or the number and kind of shares of stock or other securities to which such Shares are adjusted upon a Change in Capitalization pursuant to Section 9) and the Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

               4.2. Whenever any outstanding Option or portion thereof expires, is canceled or is otherwise terminated for any reason, the Shares allocable to the canceled or otherwise terminated Option or portion thereof may again be the subject of Options granted hereunder.

          5.   Option Grants for Nonemployee Directors.

               5.1. Authority of Board. Subject to the provisions of the Plan, the Board shall have full and final authority to select those Nonemployee Directors who will receive Director
Options, the terms and conditions of which shall be set forth in an Agreement.

               5.2. Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Director Option shall be determined by the Board and set forth in the Agreement evidencing the Option, provided that the purchase price per Share under each Director Option shall be not less than the Fair Market Value of a Share on the date the Director Option is granted.

               5.3. Duration. Director Options shall be for a term to be designated by the Board and set forth in the Agreement evidencing the Option.

               5.4.  Vesting.   Each Director Option shall,
commencing not earlier than the date of its grant, become exercisable in such installments (which need not be equal or may be one installment) and at such times as may be designated by the Board and set forth in the Agreement evidencing the Option. To the extent not exercised, installments shall accumulate and be exercisable, in whole or part, at any time after becoming exercisable, to not later than the date the Director Option expires. The Board may accelerate the exercisability of any Option or portion thereof at any time.

          6.   Option Grants for Eligible Employees.

               6.1. Authority of Board. Subject to the provisions of the Plan, the Board shall have full and final authority to select those Eligible Employees who will receive Employee Options, the terms and conditions of which shall be set forth in an Agreement; provided, however, that no Eligible Employee shall receive an Incentive Stock Option unless he is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

               6.2. Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Board and set forth in the Agreement evidencing the Option, provided that the purchase price per Share under each Employee Option shall be (i) except as provided in clause (ii) of this Section 6.2, not less than the Fair Market Value of a Share on the date the Employee Option is granted; and (ii) with respect to any Incentive Stock Option granted to a Ten Percent Stockholder, not less than 110% of the Fair Market Value of a Share on the date the Option is granted.

               6.3. Duration. Employee Options granted hereunder shall be for such term as the Board shall determine, provided that no Employee Option shall be exercisable after the expiration of ten
(10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). The Board may, subsequent to the granting of any Employee Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

               6.4.  Vesting.  Each Employee Option shall,
commencing not earlier then the date of its grant, become exercisable in such installments (which need not be equal or may be in one installment) and at such times as may be designated by the Board and set forth in the Agreement evidencing the Option. To the extent not otherwise provided by the Board, Employee Options shall be exercisable in three (3) equal installments each equal to one-third of the entire Option granted, the first of which shall become exercisable on the first anniversary of the date of the grant of the Employee Option, the second installment of which shall become exercisable on the second anniversary of the date of grant of the Employee Option, and the final installment of which shall become exercisable on the third anniversary of the date of grant. To the extent not exercised, installments shall accumulate and be exercisable, in whole or part, at any time after becoming exercisable, to not later than the date the Employee Option expires. The Board may accelerate the exercisability of any Option or portion thereof at any time.

          7.   Option Grants for Consultants.

               7.1. Authority of Board. Subject to the provisions of the Plan, the Board shall have full and final authority to select those consultants to the Company or a Subsidiary who will receive Consultant Options, the terms and conditions of which shall be set forth in an Agreement. An employee or officer of the Company shall not be deemed a consultant.

               7.2. Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Consultant Option shall be determined by the Board and set forth in the Agreement evidencing the Option, provided that the purchase price per Share under each Consultant Option shall be not less than the Fair Market Value of a Share on the date the Consultant Option is granted.

               7.3.  Duration.  Consultant Options granted
hereunder shall be for such term as the Board shall determine, provided that no Consultant Option shall be exercisable after the expiration of ten (10) years from the date it is granted. The Board may, subsequent to the granting of any Consultant Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

               7.4.  Vesting.   Each Consultant Option shall,
commencing not earlier then the date of its grant, become exercisable in such installments (which need not be equal or may be in one installment) and at such times as may be designated by the Board and set forth in the Agreement evidencing the Option. To the extent not otherwise provided by the Board, Consultant Options shall be exercisable in three (3) equal installments each equal to one-third of the entire Option granted, the first of which shall become exercisable on the first anniversary of the date of grant of the Consultant Options, the second installment of which shall become exercisable on the second anniversary of the date of grant, and the final installment of which shall become exercisable on the third anniversary of the date of grant. To the extent not exercised, installments shall accumulate and be exercisable, in whole or part, at any time after becoming exercisable, to not later than the date the Consultant Option expires. The Board may accelerate the exercisability of any Option or portion thereof at any time.

          8.   Terms and Conditions Applicable to All Options

               8.1. Non-transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such

Optionee only by the Optionee or his or her guardian or legal representative. The terms of each Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

               8.2. Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise, as determined by the Board in its discretion, by any one or a combination of the following: (i) cash, (ii) transferring Shares to the Company upon such terms and conditions as determined by the Board; or (iii) as otherwise determined by the Board. At the Optionee's request and subject to the consent of the Board, Shares to be acquired upon the exercise of a portion of an Option will be applied automatically to pay the purchase price in connection with the exercise of additional portions of the Option then being exercised. The written notice pursuant to this Section 8.2 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Board, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

               8.3. Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

               8.4. Termination of Employment or Services. Unless otherwise provided in the Agreement evidencing the Option, an Option (other than an Option granted to a consultant or a Nonemployee Director) shall terminate upon an Optionee's termination of employment (or similar arrangement) with the Company and its Subsidiaries as follows:

                    (a)  in the event the Optionee's employment
terminates as a result of Disability, the Optionee may at any time within three (3) months after such event exercise the Option or portion thereof that was exercisable on the date of such termination;

                    (b) if an Optionee's employment terminates for Cause, the Option shall terminate immediately and no rights thereunder may be exercised;

                    (c)  if an Optionee's employment terminates
without Cause, the Optionee may at any time within one (1) month after such event exercise the Option or portion thereof that was exercisable on the date of such termination; and

                    (d) if an Optionee dies while an employee of the Company or any Subsidiary or within six (6) months after termination as a result of Disability as described in clause (a) of this Section 8.4, the Option may be exercised at any time within six (6) months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination.

               Notwithstanding the foregoing, in no event may any Option be exercised by anyone after the expiration of the term of the Option.

               8.5. Termination of Nonemployee Director Options and Consultant Options. Nonemployee Director Options and Consultant Options granted to Nonemployee Directors and consultants to the Company or a Subsidiary shall terminate under such circumstances as are provided in the Agreement evidencing the Option, and if not expressly specified, as of the close of business on the last day of the term of the Option, but in no event may such an Option be exercised by anyone after the expiration of the term of the Option.

               8.6. Modification or Substitution. The Board may, in its discretion, modify outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, no modification of an Option shall adversely alter or impair any rights or obligations under the Option without the Optionee's consent.

          9.   Adjustment Upon Changes in Capitalization.

               9.1. Subject to Section 10, in the event of a Change in Capitalization, the Board shall conclusively determine the appropriate adjustments, if any, to the maximum number or class of Shares or other stock or securities with respect to which Options may be granted under the Plan, the number and class of Shares or other stock or securities which are subject to outstanding Options granted under the Plan, and the purchase price therefor, if applicable.

               9.2. Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by
Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

               9.3. If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions which were applicable to the Shares subject to the Option, as the case may be, prior to such Change in Capitalization.

          10.  Effect of Certain Transactions.

               In the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options issued hereunder shall continue in effect in accordance with their respective terms and each Optionee shall be entitled to receive in respect of each Share subject to any outstanding Options, as the case may be, upon exercise of any Option, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share. In the event that, after a Transaction, there occurs any change of a type described in Section 2.4 hereof with respect to the shares of the surviving or resulting corporation, then adjustments similar to, and subject to the same conditions as, those in Section 9 hereof shall be made by the Board.

          11.  Termination and Amendment of the Program.

               11.1. The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option may be granted thereafter. The Board may sooner terminate or amend the Plan at any time and from time to time; provided, however, that to the extent necessary under Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder or other applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve (12) months after the date of adoption of such amendment.

               11.2. Except as provided in Sections 9 and 10 hereof, rights and obligations under any Option granted before any amendment or termination of the Plan shall not be adversely altered or impaired by such amendment or termination, except with the consent of the Optionee, nor shall any amendment or termination deprive any Optionee of any Shares which he may have acquired through or as a result of the Plan.

          12. Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

          13. Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

               (i) give any person any right to be granted an Option other than at the sole discretion of the Board;

               (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

               (iii) limit in any way the right of the Company to terminate the employment of any person at any time; or

               (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

          14.  Regulations and Other Approvals; Governing Law.

               14.1.  This Plan and the rights of all persons
claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware.

               14.2. The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

               14.3. The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Board shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

               14.4. The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

               14.5. Each Option is subject to the requirement that, if at any time the Board determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions, or as otherwise determined to be acceptable to the Board.

               14.6. Notwithstanding anything contained in the Plan to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Board may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares upon exercise of an Option, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said act or pursuant to a exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

          15.  Miscellaneous.

               15.1. Multiple Agreements. The terms of each Option may differ from other Options granted under the Plan at the same time, or at some other time. The Board may also grant more than one Option to a given Eligible Employee during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Eligible Employee.

               15.2. Withholding of Taxes. (a) The Company shall have the right to deduct from any distribution of cash to any Optionee, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any Option. If an Optionee is entitled to receive Shares upon exercise of an Option, the Optionee shall pay the Withholding Taxes to the Company prior to the issuance of such Shares. In satisfaction of the Withholding Taxes, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Board, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option having an aggregate Fair Market Value, on the date preceding the date of exercise, equal to the Withholding Taxes, provided that in respect of an Optionee who may be subject to liability under Section 16(b) of the Exchange Act either (i) (A) the Optionee makes the Tax Election at least six (6) months after the date the Option was granted, (B) the Option is exercised during the ten day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statements of earnings (a "Window Period") and (C) the Tax Election is made during the Window Period in which the Option is exercised or prior to such Window Period and subsequent to the immediately preceding Window Period or (ii) (A) the Tax Election is made at least six months prior to the date the Option is exercised and (B) the Tax election is irrevocable with respect to the exercise of all Options which are exercised prior to the expiration of six months following an election to revoke the Tax Election. Notwithstanding the foregoing, the Board may, by the adoption of rules or otherwise,
(i) modify the provisions in the preceding sentence or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Board determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

                    (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office, and immediately deliver to the Company the amount of Withholding Taxes.

               15.3. Designation of Beneficiary. Each Optionee may designate a person or persons to receive in the event of his or her death, any Option or any amount payable pursuant thereto, to which he or she would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If an Optionee fails effectively to designate a beneficiary, then his or her estate will be deemed to be the beneficiary.

          16. Effective Date. The effective date of the Plan shall be the date of its adoption by the Board, subject only to the approval by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of such adoption.

                            GHS, INC.

          PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD ON OCTOBER 23, 1997

     The undersigned hereby appoints Alan Gold and Howard Grunfeld as proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $.01 per share, of GHS, Inc., a Delaware Corporation (the "Company"), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Thursday, October 23, 1997 at 9:00 a.m., Eastern Standard Time, at The Woodfin Suites, Virginia Room, 1380 Piccard Drive, Rockville, Maryland 20850, or any adjournments or postponements thereof, with all the powers the undersigned would have if personally present on the following matters:

1.   Election of the following                         WITHHOLD
     nominees to serve as                              AUTHORITY
     Directors until the next           FOR            to vote
     Annual Meeting of                  all            for all
     Stockholders.                      nominees       nominees

                                        [   ]          [   ]

     NOMINEES: Alan Gold, William F. Leimkuhler and Charles H.
          Merriman, III

     INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.


     -------------------------------------------------------------

2.   Proposal to approve the       FOR       AGAINST        ABSTAIN
     Company's 1997 Stock
     Option Plan.                  [  ]      [  ]           [  ]

3.   Proposal to ratify and
     approve the selection by the
     Board of Directors of Richard
     A. Eisner, LLP, as the        FOR       AGAINST        ABSTAIN
     Company's independent public  [  ]      [   ]          [  ]
     accountants for the fiscal
     year to end December 31, 1997.

4.   In their discretion, the above-named
     proxies are authorized to vote in
     accordance with their own judgment
     upon such other matters as may properly
     come before the Annual Meeting or any
     adjournments or postponements thereof.


This proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is indicated, this proxy will be voted "FOR" the election of all nominees for Directors in Item 1 and "FOR" Items 2 and 3 and the proxies will use their discretion with respect to any matters referred to in Item 4.

The undersigned stockholder(s) acknowledges receipt of an accompanying Notice of Annual Meeting of Stockholders and accompanying Proxy Statement dated September 19, 1997.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Dated:
                         , 1997

Signature(s):
               ------------------------------------------------

(Note: Please complete, date and sign exactly as your name appears hereon. When signing as attorney, administrator, executor, guardian, trustee or corporate official, please add your title. If shares are held jointly, each holder should sign.)



               RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

<COVER>

                         WERBEL & CARNELUTTI
                    A Professional Corporation
                          711 Fifth Avenue
                      New York, New York 10022


                              September 24, 1997

VIA EDGAR

Securities and Exchange Commission
450 Fifth Avenue, N.W.
Washington, D.C.  20549
Attention: Filing Desk

          Re:  GHS, Inc.
               Definitive Proxy Statement

Dear Ladies and Gentlemen:

          On behalf of GHS, Inc., a Delaware corporation (the "Company"), I enclose for filing with the Securities and Exchange Commission (the "Commission") pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934 (the "Exchange Act") a definitive copy of (1) the Company's Proxy Statement relating to its 1997 Annual Meeting, (2) a Notice of Annual Meeting and (3) the Proxy Card. No fee is required in connection with this filing.

          Pursuant to Rule 14a-6(d) under the Exchange Act, I hereby advise you that the Company anticipates releasing definitive copies of the proxy materials to its stockholders on or about
September 24, 1997.

          If we can respond to any comments or questions, please do not hesitate to contact the undersigned of this firm, collect, at
(212) 832-8300.

                              Sincerely,



                              Peter DiIorio
Enclosures

103780